For period ending December 31, 2007     Exhibit 77O

File number 811-06637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  The Blackstone Group
2.  Date of Purchase:  6/21/2007  3.  Date offering commenced: 6/21/2007
4.  Underwriter(s) from whom purchased:  Citigroup
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  132,074 shares
7.  Aggregate principal amount or total number of shares of offering:  133,333,334 shares
8.  Purchase price per unit or share(net of fees and expenses):  $31.00
9.  Initial public offering price per unit or share:  $31.00
10.  Commission, spread or profit:  ____________%              $_0.756___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Malles  Date:7/2/07
Print Name: Jim Malles

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Equity Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  The Blackstone Group
2.  Date of Purchase:  6/21/2007  3.  Date offering commenced: 6/21/2007
4.  Underwriter(s) from whom purchased:  Citigroup
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  21,162 shares
7.  Aggregate principal amount or total number of shares of offering:  133,333,334 shares
8.  Purchase price per unit or share(net of fees and expenses):  $31
9.  Initial public offering price per unit or share:  $31
10.  Commission, spread or profit:  ____________%              $0.756_____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Malles  Date:7/2/07
Print Name: Jim Malles

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  The Blackstone Group
2.  Date of Purchase:  6/21/2007  3.  Date offering commenced: 6/21/2007
4.  Underwriter(s) from whom purchased:  Citigroup
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  66,250 shares
7.  Aggregate principal amount or total number of shares of offering:  133,333,334 shares
8.  Purchase price per unit or share(net of fees and expenses):  $31.00
9.  Initial public offering price per unit or share:  $31.00
10.  Commission, spread or profit:  ____________%              $__.756__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Malles  Date:7/2/07
Print Name:   Jim Malles

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Community Health System, Inc. 8 7/8% due 7/15/2007
2.  Date of Purchase:  6/27/2007  3.  Date offering commenced: 6/27/2007
4.  Underwriter(s) from whom purchased:  CS First Boston Group.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,588,704.00
7.  Aggregate principal amount or total number of shares of offering:  $3,000, 000,403.00
8.  Purchase price (net of fees and expenses):  $99.294
9.  Initial public offering price:  $99.294
10.  Commission, spread or profit:  ______1.75______%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Thomas Haag  Date:7/9/07
Print Name: Thomas Haag

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  VMWare Inc.-Class A
2.  Date of Purchase:  8/13/2007  3.  Date offering commenced: 8/13/2007
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Fleming
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  34,600 shares
7.  Aggregate principal amount or total number of shares of offering:  33,000,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $29.00
9.  Initial public offering price per unit or share:  $29.00
10.  Commission, spread or profit:  ____________%              $_0.87___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Lawrence Kemp  Date:9/10/07
Print Name: Lawrence Kemp

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Large Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  VMWare Inc.-Class A
2.  Date of Purchase:  8/13/2007  3.  Date offering commenced: 8/13/2007
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Fleming
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  6,700 shares
7.  Aggregate principal amount or total number of shares of offering:  33,000,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $29
9.  Initial public offering price per unit or share:  $29
10.  Commission, spread or profit:  ____________%              $0.87_____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Lawrence Kemp  Date:9/10/07
Print Name: Lawrence Kemp

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Lululemon Athletica Inc.
2.  Date of Purchase:  7/26/2007  3.  Date offering commenced: 7/26/2007
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  50,200 shares
7.  Aggregate principal amount or total number of shares of offering:  18,200,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $18.00
9.  Initial public offering price per unit or share:  $18.00
10.  Commission, spread or profit:  ____4.2________%              $__.756__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik  Date:9/5/07
Print Name:   David Wabnik

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